SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: October 18, 2004
                        (Date of earliest event reported)

                           XECHEM INTERNATIONAL, INC.

             (Exact name of registrant as specified in the charter)

         Delaware                        0-23788                 32-3284403
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
      incorporation)                                         Identification No.)


                    100 Jersey Avenue, Building B, Suite 310
                      New Brunswick, New Jersey 08901-3279
                    (Address of Principal Executive Offices)

                                 (732) 247-3300
               Registrant's telephone number including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On October 15, 2004, Xechem International, Inc. (the "Company"), engaged Moore Stephens, P.C., certified public accountants (the "Accountant") to serve as its independent auditor. The Accountant replaces WithumSmith + Brown, P.C. ("WSB") as the Company's independent certified public accountants.

      As reported on Current Report on Form 8-K (as amended), filed by the Company with the SEC on September 27, 2004 (Commission File No. 0-23788), pursuant to a letter dated September 13, 2004, the Company received notice from WSB, its independent public accountants, that WSB had resigned as the Company's independent public accountants and that the client-auditor relationship between the Company and WSB had ceased. WSB's report on the Company's consolidated financial statements for the year ended December 31, 2003, the only year for which WSB provided auditing services, included an explanatory paragraph indicating that the Company had experienced operating losses and net working capital deficiency that raise substantial doubt about the Company's ability to continue as a going concern. WSB's report on the Company's consolidated financial statements for the year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the term of WSB's engagement and through September 13, 2004, there had been no disagreements with WSB on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of WSB, would have caused WSB to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for the year ended December 31, 2003. In addition, there were no reportable events, as listed in Item 304(a)(1)(iv) of Regulation S-B.

      During the last two completed fiscal years and the interim periods (the "Reporting Period"), neither the Company nor anyone on its behalf has consulted the Accountant regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event with WSB, Wiss & Company, LLP ("Wiss"), or Grant Thornton, LLP ("GT") (WSB, Wiss and GT acted as independent auditors for the Company during the Reporting Period), as there were none. (For Company disclosures regarding changes in auditors, see Current Reports on Form 8-K (as amended) filed on November 19, 2003 and December 16, 2002, respectively (Commission File No. 0-23788).

      The Company provided the Accountant with a copy of this disclosure on October 18, 2004, providing the Accountant with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respect in which the Accountant does not agree with the statements contained herein. The Accountant agrees with the statements provided herein and therefore is not providing a letter.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2004

                                         XECHEM INTERNATIONAL,INC.


                                         By: /s/ Ramesh C. Pandey Ph.D.
                                             -----------------------------------
                                             Ramesh C. Pandey, Ph.D.,
                                             Chief Executive Officer


                                       3